Exhibit 99.3

Guaranty and Suretyship Agreement

THIS GUARANTY AND SURETYSHIP AGREEMENT (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this “Guaranty”) is made and entered into as of this 16th day of January, 2018, by and among SPAR GROUP, INC., a Delaware corporation (“SPAR”), SPAR ACQUISITION, INC., a Nevada corporation (“SPAR Acquisition”), SPAR GROUP INTERNATIONAL, INC., a Nevada corporation (“SPAR International”), SPAR TRADEMARKS, INC., a Nevada corporation (“SPAR Trademarks”), and SPAR CANADA, INC., a Nevada corporation (“SPAR Canada”) (SPAR, SPAR Acquisition, SPAR International, SPAR Trademarks, and SPAR Canada are each, individually and collectively as the context may require, the “Guarantor”), in consideration of the extension of credit by PNC BANK, NATIONAL ASSOCIATION (the “Bank”), with an address at with an address at 755 West Big Beaver Road, Suite 2500, Troy, Michigan 48084., to SPAR MARKETING FORCE, INC., a Nevada corporation (“SPAR Marketing”), SPAR ASSEMBLY & INSTALLATION, INC. (F/K/A NATIONAL ASSEMBLY SERVICES, INC.), a Nevada corporation (“SPAR Assembly”) and SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia (“SPAR Canada Company”) (SPAR Marketing, SPAR Assembly and SPAR Canada Company are each, individually and collectively, the “Borrower”), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Reference is made to that certain Loan Agreement, by and among the Borrowers, the Guarantors and PNC Bank, National Association, dated the date hereof (as the same may be supplemented, modified, amended or restated from time to time, the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

1.           Guaranteed Obligations.

(a)     The Guarantor hereby unconditionally guarantees, as a primary obligor, and becomes surety for (i) the prompt payment and performance of the Obligations as and when due in accordance with their terms and (ii) the prompt payment of all costs and expenses of the Bank (including reasonable attorneys’ fees and expenses) incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with the Obligations (collectively, the “Guaranteed Obligations”). As used herein, “Obligations” means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, or (viii) arising from any amendments, extensions, renewals and increases of or to any of the foregoing.

(b)     Notwithstanding anything to the contrary contained herein, the definition of "Obligations" shall specifically exclude any and all Excluded Swap Obligations. The foregoing limitation of the definition of Obligations shall only be deemed applicable to the obligations of the Guarantor (or solely any particular Guarantor(s) if there is more than one Guarantor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof, that constitute Excluded Swap Obligations. As used herein, (i) “Excluded Swap Obligations” means, with respect to each Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Guaranty that relates to the obligations under such Swap is or becomes illegal as to such Guarantor under the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute (the “CEA”), or any rule, regulation, or order of the Commodity Futures Trading Commission (the “CFTC”), by virtue of such Guarantor’s failure for any reason to qualify as an “eligible contract participant” (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such Swap; (ii) “Eligibility Date” means the date on which this Guaranty becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); and (iii) “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder between the Borrower and the Bank, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

(c)     Upon the occurrence and during the continuance of any Event of Default by the Borrower, on demand from the Bank at its option, the Guarantor will pay such Guaranteed Obligations due to the Bank.

2.           Nature of Guaranty; Waivers. This is a guaranty of payment and performance, and not merely of collection and the Bank shall not be required or obligated, as a condition of the Guarantor's liability, to make any demand upon or give any notice to any Guarantor or other Loan Party, or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Bank has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against the Borrower or the Bank, except payment, satisfaction or performance of the Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Bank's failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral.

The Bank at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may, in accordance with the applicable governing Loan Document (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Borrower or the Guarantor, with respect to any Obligations in such manner as the Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3.           Repayments or Recovery from the Bank. If any demand is made at any time upon the Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Bank repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Bank's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4.           Financial Statements. Unless compliance is waived in writing by the Bank or until all of the Obligations have been paid in full, the Guarantor will promptly submit to the Bank such information relating to the Guarantor’s affairs (including but not limited to annual financial statements and tax returns for the Guarantor) or any security for the Guaranty as the Bank may reasonably request.

5.           Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

6.           Events of Default. The occurrence of any of the following shall be an “Event of Default”: (i) any Event of Default (as defined in the Loan Agreement, the Note, any of the other Loan Documents or any other agreement between any Loan Party and PNC Bank, National Association or any of its subsidiaries or affiliates; (ii) a default or event of default under or as defined in any other instrument or document between any Loan Party and PNC Bank, National Association or any of its subsidiaries or affiliates which continues beyond any applicable grace, notice or cure period therein provided or if none is provided, beyond thirty (30) days thereafter; (iii) the Guarantor’s failure to perform any of its obligations hereunder; (iv) the falsity, inaccuracy in any material respect or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Guarantor; or (v) the termination or attempted termination of this Guaranty. Upon the occurrence and during the continuance of any Event of Default, (a) on demand from the Bank at its option, the Guarantor shall pay to the Bank the amount of the Guaranteed Obligations due and payable under the Loan Documents; or (b) on demand from the Bank at its option the Guarantor shall immediately deposit with the Bank, in U.S. dollars, all amounts due or scheduled to become due under the Guaranteed Obligations, and the Bank may at any time use such funds to repay the Obligations; or (c) the Bank in its discretion may exercise with respect to any Collateral any one or more of the rights and remedies provided to a secured party under the Security Agreement and the applicable version of the Uniform Commercial Code; or (d) the Bank in its discretion may exercise from time to time any other rights and remedies available to it under the Loan Documents or applicable law, whether at law, in equity or otherwise.

7.           Right of Setoff. In addition to all liens upon and rights of setoff against the Guarantor’s money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Guarantor's obligations to the Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby grants Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Guarantor's right, title and interest in and to, all of the Guarantor’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Upon the occurrence and during the continuance of any Event of Default, every such security interest and right of setoff may be exercised without demand; and every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor; and every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time, whenever exercised. The Bank will make reasonable efforts to notify the Guarantor promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

8.           Collateral. This Guaranty is secured by the property described in the Security Agreement or any other collateral security documents which the Guarantor executes and delivers to the Bank and by such other collateral as previously may have been or may in the future be granted to the Bank to secure any obligations of the Guarantor to the Bank.

9.           Costs. To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Guaranteed Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in the Note).

10.           Postponement of Subrogation. Until the Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of the Bank or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower's assets.

11.           Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as otherwise provided in this Guaranty) and will be effective upon receipt. Notices may be given in any manner to which the Bank and the Guarantor may agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the Bank and the Guarantor agree that Notices may be sent electronically to any electronic address provided by either to the other from time to time (followed by a copy of such Notice delivered by first-class mail). Notices may be sent to addresses for the Bank and the Guarantor as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

12.           Preservation of Rights. No delay or omission on the part of the Bank or Guarantor to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The rights of the Bank and Guarantor and remedies hereunder are cumulative and not exclusive of any other rights or remedies which it may have under other agreements, at law or in equity. The Bank may proceed in any order against the Borrower, the Guarantor or any other obligor of, or any collateral securing, the Obligations.

13.           Illegality. If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

14.           Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Guaranty for the purposes of completing blanks, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Guarantor (which notice may be given by electronic mail). No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15.           Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Bank with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Bank.

16.           Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Guaranty in whole or in part in connection with a corresponding assignment of the Loan Agreement.

17.           Interpretation. In this Guaranty, unless the Bank and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by more than one party as Guarantor, the obligations of such persons or entities will be joint and several.

18.           Anti-Money Laundering/International Trade Law Compliance. The Guarantor represents and warrants to the Bank, as of the date of this Guaranty, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any loan, and at all times any Obligations exist that: (A) no Guarantor (i) is listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; (B) the proceeds of any loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country; and (C) each Guarantor is in compliance with, and no Guarantor engages in any dealings or transactions prohibited by, any laws of the United States including the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein: “Compliance Authority” means each and all of the (a) U.S. Department of the Treasury’s Office of Foreign Asset Control; (b) U.S. Treasury Department/Financial Crimes Enforcement Network; (c) U.S. State Department/Directorate of Defense Trade Controls; (d) U.S. Commerce Department/Bureau of Industry and Security; (e) U.S. Internal Revenue Service; (f) U.S. Justice Department; and (g) U.S. Securities and Exchange Commission. “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority. “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

19.           Indemnity. The Guarantor agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Guarantor), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach in any material respect of a representation, warranty or covenant by the Guarantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses attributable to an Indemnified Party's gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The indemnity agreement contained in this section shall survive the termination of this Guaranty and assignment of any rights hereunder. The Guarantor may participate at its expense in the defense of any such claim.

20.           Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. This Guaranty will be interpreted and the rights and liabilities of the Bank and the Guarantor determined in accordance with the laws of the State where the Bank's office indicated above is located, excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Guaranty will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

21.            Counterparts. This Guaranty or any amendment hereto may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Guaranty or any amendment hereto by facsimile transmission or email of a scanned PDF or similar copy shall be effective as delivery of a manually executed counterpart. Any party so executing and delivering this Guaranty by facsimile transmission or email of a scanned PDF or similar copy shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the executed counterpart delivered by facsimile transmission or email of a scanned PDF or similar copy.

22.           Electronic Signatures and Records. Notwithstanding any other provision herein, the Guarantor agrees that this Guaranty, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record; provided that a copy of all Notices set forth in Section 11 shall be also be delivered by first-class mail or overnight courier. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this section may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

23.           Equal Credit Opportunity Act. If the Guarantor is not an “applicant for credit” under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 (“ECOA”), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

24.           Waiver of Jury Trial. The Guarantor and Bank each irrevocably waive any and all right such party may have to a trial by jury in any action, proceeding or claim of any nature relating to this Guaranty, any documents executed in connection with this Guaranty or any transaction contemplated in any of such documents. The Guarantor and bank each acknowledge that the foregoing waiver is knowing and voluntary.

The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

[SIGNATURE PAGE TO GUARANTY AND SURETYSHIP AGREEMENT]

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

GUARANTORS:

WITNESS / ATTEST:	SPAR GROUP, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

WITNESS / ATTEST:	SPAR ACQUISITION, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

WITNESS / ATTEST:	SPAR GROUP INTERNATIONAL, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)
WITNESS / ATTEST:	SPAR TRADEMARKS, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)

[SIGNATURE PAGE TO GUARANTY AND SURETYSHIP AGREEMENT]

GUARANTORS (cont.):

WITNESS / ATTEST:	SPAR CANADA, INC.

_____________________________________	By:__________________________________
(SEAL)
Print Name:___________________________	Print Name: James R. Segreto
Title:________________________________	Title: Chief Financial Officer, Secretary and Treasurer
(Include title only if an officer of entity signing to the right)